Non-Operating Income (Expense)	12 Months Ended
Dec. 31, 2024
Analysis of income and expense [abstract]
Non-Operating Income (Expense)
12. Non-Operating Income (Expense)

(CAD$ in millions)	2024	2023
QB variable consideration to IMSA and Codelco (a)	$(51)	$(156)
Foreign exchange gains	146	9
Downstream pipeline take-or-pay toll commitment	(10)	(40)
Other	(78)	(62)
	$7	$(249)

a) QB Variable Consideration to IMSA and Codelco

Variable consideration to IMSA

During the year ended December 31, 2024, we recorded $7 million (2023 – $4 million) of expense (Note 34(b)) related to a derivative financial liability that arose from our 2018 acquisition of an additional 13.5% interest in QBSA through the purchase of Inversiones Mineras S.A. (IMSA), a private Chilean company. This derivative financial liability is carried at fair value, with changes in fair value being recognized in profit for the year. The purchase price at the date of acquisition included additional amounts that may become payable to the extent that average copper prices exceed US$3.15 per pound in each of the first three years following commencement of commercial production, as defined in the acquisition agreement, up to a cumulative maximum of US$100 million if commencement of commercial production occurs prior to January 21, 2024 or up to a lesser maximum in certain circumstances thereafter.

Commencement of commercial production occurred in March of 2024, which reduced our cumulative maximum payment to US$97 million. Based on our estimate that the future average copper prices will exceed the US$3.15 per pound threshold in the next three years, the fair value of the derivative financial liability is $132 million (2023 – $115 million) as at December 31, 2024.

The fair value of the IMSA liability is calculated using a discounted cash flow method based on quoted market prices and is considered a Level 2 fair value measurement with significant observable inputs on the fair value hierarchy (Note 35).

The current portion of the financial liability is $72 million (2023 – $nil) recorded in trade accounts payable and other liabilities (Note 21). The non-current portion is $60 million (2023 – $115 million) recorded in other liabilities (Note 28).
12. Non-Operating Income (Expense) (continued)

Variable consideration to Codelco

During the year ended December 31, 2024, we recorded $44 million (2023 – $152 million) of expense related to changes in the carrying value of the financial liability for the preferential dividend stream from QBSA to Codelco. The financial liability was previously owed to Empresa Nacional de Minería (ENAMI) but is now owed to Codelco, subsequent to Codelco’s acquisition of ENAMI’s 10% interest in QBSA during 2024. As at December 31, 2024, the carrying value of this financial liability, which is measured at amortized cost, is $548 million (2023 – $444 million) (Note 28). This financial liability is most significantly affected by copper prices and the interest rate on the subordinated loans provided by us and SMM/SC to QBSA, which affects the timing of when QBSA repays the loans. The fair value of the financial liability is approximated by its carrying value, and is considered a Level 3 fair value measurement with significant unobservable inputs in the fair value hierarchy (Note 35).